EXHIBIT 10.23

                           AGREEMENT AS TO REINSURANCE

         AGREEMENT AS TO REINSURANCE, dated as of December [ ], 1996 (this "Agreement"), made by and among Associated Business & Commerce Holdings, Inc. ("Borrower"), Associated Business & Commerce Insurance Company ("ABCIC") and TIG Reinsurance Company ("Lender").

         PRELIMINARY STATEMENTS. 1. Reference is made to the Term Loan Agreement dated as of December [ ], 1996 between Borrower and Lender (the Term Loan Agreement, as it may hereafter be amended or otherwise modified from time to time, being referred to as the "Term Loan Agreement"). The terms defined in the Term Loan Agreement and not otherwise defined in this Agreement which are used in this Agreement shall have the meanings set forth in the Term Loan Agreement.

         2. It is a condition precedent to the obligation of Lender to make the Term Loan to Borrower as provided in the Term Loan Agreement that Borrower, ABCIC and Lender shall have executed and delivered this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, ABCIC and Lender hereby agree as follows:

         SECTION 1. LENDER'S RIGHT TO REINSURE. For so long as the Term Loan Note shall remain unpaid, or any other amount is owed by Borrower to Lender under the Term Loan Agreement or under any other Loan Document, ABCIC shall, upon the election of Lender, reinsure with Lender (on a quota share basis and substantially in accordance with the terms contained in the Cover Note executed by ABCIC for the period December [ ], 1996 through December [ ], 1997, a copy of which is attached as Schedule 1 hereto (the "Cover Note")) all Policies (as defined in the Cover Note) issued by ABCIC and classified by ABCIC as workers compensation or employers liability insurance (the "Covered Business"). Subsequent to [1996], such reinsurance shall be provided by Lender to ABCIC for one-year terms on a calendar year basis. Lender's election to provide such reinsurance shall be made in a written notice delivered by Lender to ABCIC on or before [November 1] of the calendar year prior to the year in which such reinsurance will be effective. ABCIC shall have the right to designate the percentage of the Lender's quota share participation in connection with such reinsurance for each such calendar year, in a written notice delivered to Lender on or before [December 1] of the prior calendar year, provided that such quota share percentage shall be no lower than [50%] and no higher than [80%]. During the period specified in the first sentence of this Section 1, ABCIC shall not reinsure the Covered Business on a quota share or other proportional basis with any party other than Lender.

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         SECTION 2. RIGHT OF FIRST REFUSAL. During the period commencing with the date as of which the Term Loan Note has been paid in full, and all other amounts owed by Borrower to Lender under the Term Loan Agreement or any other Loan Document have been paid in full, and ending on December [ ], 2003, ABCIC shall, before entering into any quota share or other proportional reinsurance arrangement or agreement in which ABCIC is the ceding party, notify Lender in writing that it proposes to enter into such a reinsurance arrangement or agreement and shall furnish Lender with all information with respect thereto as is reasonably requested by Lender, including the material terms and conditions thereof.

         Lender shall, within 21 days following receipt of such notice and information from ABCIC, notify ABCIC that it either elects or declines to exercise a "right of first refusal" to enter into any such reinsurance arrangement or agreement with ABCIC. If Lender elects to pursue such arrangement or agreement, ABCIC and Lender will negotiate in good faith to execute definitive cover notes and/or agreements with respect thereto. If Lender declines to pursue any such arrangement or agreement or fails to reach definitive agreements with ABCIC with respect thereto within 45 days of ABCIC's receipt of Lender's notice to pursue such arrangement or agreement, ABCIC may, within the three-month period thereafter, enter into a reinsurance arrangement or agreement with any other reinsurer, provided that the terms and conditions of any such arrangement or agreement with such reinsurer are no more favorable to such reinsurer than the terms and conditions offered by ABCIC to Lender.

         If ABCIC has not entered into such reinsurance arrangement or agreement with any such reinsurer during such three-month period, ABCIC may not thereafter enter into any such arrangement or agreement with any such reinsurer unless the procedures set forth above in this Section 2 again shall have been complied with.

         SECTION 3. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, or consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against which enforcement thereof is being sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4. ADDRESSES FOR NOTICES. All notices and other communications to any party hereto provided for hereunder shall be in writing and mailed or delivered by messenger or sent by facsimile, addressed to such party, in the case of Lender and Borrower, at the address of such party specified in the Term Loan Agreement, and in the case of ABCIC at the address of Borrower specified in the Term Loan Agreement. Notices shall be effective upon receipt.

         SECTION 5. SPECIFIC PERFORMANCE. Borrower and ABCIC acknowledge and agree that in the event of any breach of this Agreement or any ABCIC-Lender Reinsurance Agreement, Lender would be irreparably harmed. It is accordingly agreed that Lender, in

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addition to any other right to which it may be entitled in law or equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or any ABCIC-Lender Reinsurance Agreement and/or to compel specific performance of this Agreement or any ABCIC-Lender Reinsurance Agreement. Borrower and ABCIC agree to waive, to the maximum extent permitted by applicable law, any requirement for the securing or posting of any bond in connection with such remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 6. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, each of Borrower, ABCIC and Lender has caused this
Agreement as to Reinsurance to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             ASSOCIATED BUSINESS & COMMERCE
                                              HOLDINGS, INC.


                                               By: /s/ LAWRENCE J. MARCHBANKS
                                                  ---------------------------
                                                  Name: Lawrence J. Marchbanks
                                                  Title: Chairman of the Board

                                             ASSOCIATED BUSINESS & COMMERCE
                                              INSURANCE COMPANY

                                               By: /s/ LAWRENCE J. MARCHBANKS
                                                  ---------------------------
                                                  Name: Lawrence J. Marchbanks
                                                  Title: Chairman of the Board


                                               TIG REINSURANCE COMPANY

                                               By: /s/ ALLEN B. BINDER
                                                  ----------------------------
                                                  Name: Allen B. Binder
                                                  Title: Vice President